Business Combinations, Discontinued Operations, Sale of Other Disposal Groups and Selected Financial Information by Reportable Segment and Line of Business - Summary of Combined Condensed Financial Information of Reclassification of Assets and Liabilities Held for Sale (Detail) - United Kingdom United States and Spain [Member]
$ in Millions
Dec. 31, 2019 USD ($)
Disclosure of Discontinued Operations [line items]
Current assets	$ 41
Property, machinery and equipment, net and other non-current assets	751
Total assets held for sale	792
Current liabilities	8
Non-current liabilities	29
Total liabilities directly related to assets held for sale	37
Net assets held for sale	$ 755